Exhibit 10.18

CONFIDENTIAL TREATMENT

Status: Pending Order Date: 2010-09-16 Revision Number: 1 Date: 2010-09-16

Kayak Insertion Order: IO03927

Insertion Order Details

Customer IO/PO# Agency Advertiser: Client Campaign	: : : Expedia UK : Expedia UK - Hotel CM2 -JulDec10	Contract Total Spend : [ ]* Flight Dates: 2010-07-10 to 2010-12-31

IO Contact: Company Name : Expedia UK Sales Contact : Alex Meadows Title: Email : ameadows@expedia.com Phone : Fax : Street Address : 42 Earlham Street City : London State : Zip Code : W2CH 9LA	Bill To: Company Name: Expedia UK Sales Contact: Alex Meadows Title: Email: ameadows@expedia.com Phone: Fax: Street Address: 42 Earlham Street City/State: London Zip: W2CH 9LA	Kayak Sales Contact:

Contact: Gareth Walton

Title: Senior Sales Manager

Email: gwalton@kayak.com

Phone: +44 (0)203 176 2062

Fax: 44 (0)203 176 2064

Kayak Trafficking & Billing Contact:

Contact: Rachel Coate

Email: rcoate@kayak.com

Phone:

Flight Dates

Start	End	Property(ies)/Product/Ad Size	Vertical/Targeting Type/Target	Quantity	Cost Model	Rate	Spend
10-7-10	10-12-31	Kayak.com DE Compare Strip Front Door	Hotels Pre-Check	[]*	CPC	[]*	[]*
10-7-10	10-12-31	Kayak.FR Compare Strip Front Door	Hotels Pre-Check	[]*	CPC	[]*	[]*
10-7-10	10-12-31	Kayak.ES Compare Strip Front Door	Hotels Pre-Check	[]*	CPC	[]*	[]*
10-7-10	10-12-31	Kayak.com IT Compare Strip Front Door	Hotels Pre-Check	[]*	CPC	[]*	[]*
10-7-10	10-12-31	Kayak.com UK Compare Strip Front Door	Hotels Pre-Check	[]*	CPC	[]*	[]*
Total: []*

Legal Terms and Conditions:

Except as expressly set forth in the Modified or Additional Terms section below, this Insertion Order is a contract governed by law and by the Standard Terms and Conditions for Internet Advertising for Media Buys of One Year or less v 2.0 (the “IAB Terms”) which terms are set forth below in full. If there is a conflict between the Modified or Additional Terms set forth below and the IAB Terms, the Modified or Additional Terms shall govern.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Status: Pending Order Date: 2010-09-16 Revision Number: 1 Date: 2010-09-16

Kayak Insertion Order: IO03927

Modified or Additional Terms:

Bill Terms: Kayak Software Corporation	Payment Terms: Net 30
Legal Terms: Kayak Software Corporation

Notes:

Agency / Advertiser Authorized Signature:	(illegible)	Date:	27/09/10

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.